SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   December 12, 1995
                                                   -----------------



                                 Go-Video, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)

         Delaware                      2-331855                     86-0492122
------------------------             ------------                  ------------
(State of Incorporation)             (Commission                   (IRS E.I.N.)
                                     File Number)


14455 North Hayden Road, Suite 219, Scottsdale, Arizona                 85260
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(Address of principal executive offices)                             (Zip code)

                                 (602) 998-3400
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events
         ------------

Go-Video announced that it had reached agreement with Shintom Co., Ltd. of Japan for the manufacturing of Dual-Deck VCRs for Go-Video. Previously, Samsung Corporation of Korea was the sole manufacturer of Dual-Deck VCRs for Go-Video. A press release regarding the agreement is attached as an exhibit.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits

Exhibit No. 20             Press Release dated December 12, 1995



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GO-VIDEO, INC. (Registrant)



Date:  December 17, 1995               By  /S/  ROGER B. HACKETT
                                           ----------------------
                                           Roger B. Hackett
                                           Chairman of the Board,
                                           Chief Executive Officer,
                                           President and Chief Operating Officer



Date: December 17, 1995                By  /S/  DOUGLAS P. KLEIN
                                           -----------------------
                                           Douglas P. Klein
                                           Vice President,
                                           Chief Financial Officer,
                                           Secretary and Treasurer